UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported)

October 20, 2010

C&D Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-9389	13-3314599
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1400 Union Meeting Road, Blue Bell, Pennsylvania	19422
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 619-2700

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	OTHER EVENTS

This Current Report on Form 8-K updates C&D Technologies, Inc.’s Annual Report on Form 10-K for the fiscal year ended January 31, 2010, filed with the Securities and Exchange Commission (the “SEC”) on April 20, 2010 (the “C&D FY2010 Annual Report”). In connection with our registration statement on Form S-4, filed with the SEC on October 20, 2010, and in light of our Quarterly Report on Form 10-Q, filed with the SEC on September 14, 2010, which disclosed the existence of substantial doubt regarding our ability to remain a going concern, we have updated our financial statements as of and for the three years ended January 31, 2010 to disclose substantial doubt regarding our ability to remain a going concern. Our independent registered public accounting firm has reissued their Report of Independent Registered Public Accounting Firm with respect to our consolidated financial statements as of and for the three years ended January 31, 2010 (the “Report”). As discussed below, the Report now includes an explanatory paragraph describing the existence of substantial doubt regarding our ability to remain a going concern.

There have been no changes to the C&D FY2010 Annual Report, except as summarized below:

•

Part I, Item 1A. Risk Factors: Certain risk factors have been updated to reflect the existence of substantial doubt regarding our ability to remain a going concern and the suspension of trading of our common stock on the New York Stock Exchange (the “NYSE”) as of October 8, 2010.

•

Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations: The Liquidity and Capital Resources section has been updated to disclose (1) the existence of substantial doubt regarding our ability to remain a going concern, (2) a waiver obtained from the lenders under our existing credit facility in connection with a covenant default triggered by the reissuance of the Report and (3) the suspension of trading of our common stock on the NYSE as of October 8, 2010.

•

Part II, Item 8. Financial Statements and Supplementary Data: Our independent registered public accounting firm has reissued their Report. The Report now includes an explanatory note describing the existence of substantial doubt regarding C&D Technologies, Inc.’s ability to remain a going concern.

•

Part II, Item 8. Financial Statements and Supplementary Data: Note 2 of Notes to Consolidated Financial Statements has been updated to disclose (1) the existence of substantial doubt regarding our ability to remain a going concern, (2) a waiver obtained from the lenders under our existing credit facility in connection with a covenant default triggered by the reissuance of the Report and (3) the suspension of trading of our common stock on the NYSE as of October 8, 2010.

The financial statements and other information included in this Current Report on Form 8-K supersede the financial statements and other information in the C&D FY2010 Annual Report and will be included or incorporated by reference in future registration statements or pre- or post-effective amendments to existing registration statements to the extent our consolidated financial statements as of and for the three years ended January 31, 2010 are included or incorporated by reference therein. This Current Report on Form 8-K does not update for any changes since the filing of the C&D FY2010 Annual Report, except as summarized above. For significant developments since the filing of the C&D FY2010 Annual Report, all investors, potential investors and other interested parties are encouraged to carefully review all Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other SEC filings since the filing of our C&D FY2010 Annual Report.

The exhibit in Item 9.01 of this Current Report on Form 8-K updates information in the C&D FY2010 Annual Report, as summarized above, and is incorporated by reference into Item 8.01.

Item 9.01.	Financial Statements and Exhibits.

23	Consent of Independent Registered Public Accounting Firm

99.1	Updates to Part I. Item 1A., Risk Factors, Part II. Item 7., Management’s Discussion and Analysis of Financial Condition and Results of Operations and Part II, Item 8., Financial Statements and Supplementary Data of the Annual Report on Form 10-K for the fiscal year ended January 31, 2010 of C&D Technologies, Inc., filed on April 20, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

C&D TECHNOLOGIES, INC.

By:	/S/ IAN J. HARVIE
Ian J. Harvie, Vice President and
Chief Financial Officer

Date: October 20, 2010

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